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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 12, 2003

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-496-58	84-1602895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)
4643 South Ulster Street, Suite 1300, Denver, CO 80237 (Address of Principal Executive Office)
(303) 770-4001 (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.
Exhibit Number	Description
99.1	Current Report on Form 8-K of United Pan-Europe Communications N.V. ("UPC") (File No. 000-25365), dated February 12, 2003 (exhibit omitted).
99.2
Motion for Order Authorizing (A) Transfer of Shares of SBS Broadcasting S.A. to UPC, (B) Sale of Shares and (C) Assumption and Assignment of Related Agreement, together with Exhibit A (Form of Purchase and Sale Agreement), incorporated by reference from the Current Report on Form 8-K of UPC (File No. 000-25365), dated February 12, 2003.

Item 9. Regulation FD Disclosure.

        On February 12, 2003, UPC filed a motion (the "Motion") with the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") for an order authorizing the transfer of shares of SBS Broadcasting S.A. ("SBS"), a joint stock company organized and existing under the laws of Luxembourg, to UPC from one of its non-debtor subsidiaries, and the sale by UPC of the SBS shares to a subsidiary of UnitedGlobalCom, Inc., the indirect parent of UPC. If the transactions are approved by the U.S. Bankruptcy Court, UPC intends to sell 6,000,000 common shares of SBS, representing a 21.2% ownership stake in SBS, for €100,000,000. The proposed sale would be subject to higher and better offers from third parties which are received on or before the objection deadline for the Motion.

        It is anticipated that the proposed sale of the SBS shares will be on substantially the terms and conditions set forth in that form of Purchase and Sale Agreement (the "Sale Agreement") filed with the U.S. Bankruptcy Court as Exhibit A to the Motion. A copy of the Motion (together with the Sale Agreement) may be obtained from the U.S. Bankruptcy Court's website located at http://www.nysb.uscourts.gov. The material provisions of the Sale Agreement are as follows:

GENERAL TERMS:	UPC shall sell and convey the SBS shares to the purchaser and the purchaser shall purchase the SBS shares from UPC.
PURCHASE PRICE:	The purchase price for the SBS Shares shall be €100,000,000 in cash on closing.
CONDITIONS:	The sale of the SBS shares is subject to, inter alia, the entry of the U.S. Bankruptcy Court's order approving the sale.
CLOSING:
The closing of the sale shall take place before the Effective Date (as defined in the Second Amended Chapter 11 Plan of Reorganization jointly proposed by UPC and New UPC, Inc., dated January 7, 2003 and filed with the U.S. Bankruptcy Court on January 9, 2003).

        UPC's Report on Form 8-K, dated February 12, 2003 (disclosing the filing of the Motion with the U.S. Bankruptcy Court) and a copy of the Motion (together with the Sale Agreement) are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein in their entirety by reference.

        Cautionary Note Regarding Forward-Looking Statements.    This Report on Form 8-K and the documents incorporated herein and included as exhibits contain forward-looking statements, including the timing and outcome of UPC's U.S. and Dutch insolvency proceedings, as well as other non-historical information. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements, including, among other things, the outcome of the court proceedings.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
	By:	/s/ ELLEN P. SPANGLER Ellen P. Spangler Secretary
Date: February 14, 2003

EXHIBIT INDEX

99.1	Current Report on Form 8-K of United Pan-Europe Communications N.V. ("UPC") (File No. 000-25365), dated February 12, 2003 (exhibit omitted).
99.2
Motion for Order Authorizing (A) Transfer of Shares of SBS Broadcasting S.A. to UPC, (B) Sale of Shares and (C) Assumption and Assignment of Related Agreement, together with Exhibit A (Form of Purchase and Sale Agreement), incorporated by reference from the Current Report on Form 8-K of UPC (File No. 000-25365), dated February 12, 2003.

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SIGNATURE
EXHIBIT INDEX